EX-32.1

SECTION 906 CERTIFICATION

CERTIFICATION

Pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002:

In connection with the Annual Report of Franklin lake Resources Inc. ("Company") on Form 10-KSB for the Fiscal Year Ended October 31, 2007, as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Father Gregory Ofiesh, as Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Sec. 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 15, 2008	/s/ Father Gregory Ofiesh
Father Gregory Ofiesh
President & CEO and Acting Chief Financial Officer